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                                                                    EXHIBIT 10.7


                              SECOND AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


    SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 31, 1994 (the "Amendment"), by and among RECOGNITION INTERNATIONAL INC., a Delaware corporation (the "Borrower"), THE FIRST NATIONAL BANK OF BOSTON, FIRST INTERSTATE BANK OF TEXAS, N.A., NATIONAL BANK OF CANADA, NEW YORK BRANCH and the other lending institutions from time to time listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Banks") and THE FIRST NATIONAL BANK OF BOSTON as agent (the "Agent") for itself and the other Banks, amending certain provisions of the Amended and Restated Credit Agreement dated as of July 29, 1993 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

    WHEREAS, the Borrower, the Banks and the Agent have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment; and

    NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    SECTION 1. AMENDMENT TO SECTION 10 OF THE CREDIT AGREEMENT. Section 10 of the Credit Agreement is hereby amended as follows:

    (a) Section 10.1 of the Credit Agreement is hereby amended by deleting the text of Section 10.1 in its entirety and restating it as follows:

                 SECTION 10.1. OPERATING CASH FLOW TO TOTAL INTEREST EXPENSE. The Borrower will not permit the ratio of Consolidated Operating Cash Flow to Consolidated Total Interest Expense (a) for the fiscal quarter ending October 31, 1994 to be less than 1.50:1.00 and (b) for any period of two consecutive fiscal quarters (treated as a single accounting period) ending on any date set forth in the table below to be less than the ratio set forth opposite such date in such table:

                          January 31, 1995                  1.10:1.00
                          April 30, 1995                    1.35:1.00
                          July 31, 1995                     2.50:1.00
                          Thereafter                        3.00:1.00





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                 provided, however, for purposes of calculating Consolidated
         Operating Cash Flow for this Section 10.1, there shall be added back to Consolidated Operating Cash Flow in each fiscal quarter (to the extent not previously added in pursuant to such definition) all restructuring charges and extraordinary nonrecurring items of expense of the Borrower and its Subsidiaries for such fiscal quarter.

         (b) Section 10.2 of the Credit Agreement is hereby amended by deleting the text of Section 10.2 in its entirety and restating it as follows:

                 "SECTION 10.2 FUNDED DEBT TO OPERATING CASH FLOW. The Borrower will not permit the ratio of Funded Debt to Consolidated Operating Cash Flow for (a) the fiscal quarter ending October 31, 1994; (b) the two consecutive fiscal quarters (treated as a single accounting period) ending January 31, 1995; (c) the three consecutive fiscal quarters (treated as a single accounting period) ending April 30, 1995; and (d) each successive period of four consecutive fiscal quarters (treated as a single accounting period) commencing with the four quarter period ending July 31, 1995, to exceed 3.00:1.00."

         (c) Section 10.3 of the Credit Agreement is hereby amended by (a) deleting the amount "$47,000,000" from the first sentence thereof and substituting in place thereof the amount "$40,000,000"; and (b) deleting the date "April 30, 1993" in each place in which it appears in Sections 10.3(b) and
(c) of the Credit Agreement and substituting in each place thereof the date "October 31, 1994".

         (d) Section 10.4 of the Credit Agreement is hereby amended by deleting the ratio of "1.50:1.00" which appears in the first sentence of
Section 10.4 and substituting in place thereof the ratio "1.75:1.00".

         (e) Section 10.5 of the Credit Agreement is hereby amended by deleting the text of Section 10.5 in its entirety and substituting in place thereof the words "Intentionally Omitted".

         (f) Section 10.6 of the Credit Agreement is hereby amended by deleting the text of Section 10.6 in its entirety and restating it as follows:

                 "SECTION 10.6. NET INCOME. The Borrower will not permit (a) Consolidated Net Income to be less than $1.00 for the fiscal quarter ending October 31, 1994; (b) Consolidated Net Deficit to be more than $2,000,000 for the fiscal quarter ending January 31, 1995; and (c) Consolidated Net Income to be less than $1.00 for any fiscal quarter thereafter."

         SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Agent receives (a) a counterpart of this Amendment executed by the Borrower, the Guarantors (as hereinafter defined), the Banks and the Agent and (b) payment by the Borrower of an amendment fee for the pro rata accounts of the Banks in an amount of $31,250.





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         SECTION 3.       REPRESENTATIONS AND WARRANTIES.  The Borrower hereby
reaffirms and repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 7 of the Credit Agreement, other than those representations and warranties which, if repeated as of the date hereof, would be untrue or inaccurate and which have been waived in writing by the Agent and the Banks; provided, that all references therein to the Credit Agreement shall refer to the Credit Agreement as amended hereby.

         SECTION 4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SECTION 5. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Banks and the Agent consequent thereon.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).





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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                              RECOGNITION INTERNATIONAL INC.


                              By:     /s/   Thomas E. Hoefert
                              Title:  Vice President and
                                      Chief Financial Officer


                              THE FIRST NATIONAL BANK OF
                                BOSTON, INDIVIDUALLY AND AS AGENT


                              By:     /s/ Elizabeth M. Passela
                              Title:  Director


                              FIRST INTERSTATE BANK OF
                                  TEXAS, N.A.


                              By:     /s/ Steve Wood
                              Title:  Senior Vice President


                              NATIONAL BANK OF CANADA,
                                NEW YORK BRANCH


                              By:     /s/ Larry L. Sears
                              Title:  Group Vice President

                              By:     /s/ William W. Handley
                              Title:  Vice President





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                            RATIFICATION OF GUARANTY

         Each of undersigned guarantors (the "Guarantors") under the Guaranty and the Canadian Guaranty hereby acknowledges and consents to the foregoing Amendment as of October 31, 1994 and confirms and ratifies all of its obligations under the Guaranty and the Canadian Guaranty.


                             RECOGNITION JAPAN INC.


                             By:       /s/ Robert M. Swartz
                             Title:    Vice President



                             RECOGNITION CANADA INC.


                             By:       /s/ Robert M. Swartz
                             Title:    Vice President